Exhibit 99.(h)(1)(I)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.)

And

American Beacon Funds

American Beacon Select Funds

American Beacon Intuitional Funds Trust

This Amendment is made as of this 16th day of November 2018, by DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.) (the “Transfer Agent”) and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the “Agreements”), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated November 16, 2018; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “November 16, 2018 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this November 16, 2018 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this November 16, 2018 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS AMERICAN BEACON INSTITUTIONAL FUNDS TRUST	DST Asset Manager Solutions, Inc.

By: /s/ Terri McKinney	By: /s/ Rabul Kanwar

Name: Terri McKinney	Name: Rabul Kanwar

Title: Vice President	Title: Authorized Representative
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
1

SCHEDULE A

Effective: November 16, 2018

AMERICAN BEACON FUNDS:

A CLASS
Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Frontier Markets Income Fund - A Class
GLG Total Return Fund - A Class
Grosvenor Long/Short Fund - A Class
International Equity Fund - A Class
Ionic Strategic Arbitrage Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SGA Global Growth Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
TwentyFour Strategic Income Fund - A Class
Zebra Small Cap Equity Fund - A Class

C CLASS
Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Frontier Markets Income Fund - C Class
GLG Total Return Fund - C Class
Grosvenor Long/Short Fund - C Class
International Equity Fund - C Class
Ionic Strategic Arbitrage Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SGA Global Growth Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
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SCHEDULE A

Effective: November 16, 2018

C CLASS (cont)
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
TwentyFour Strategic Income Fund - C Class
Zebra Small Cap Equity Fund - C Class

ADVISOR CLASS
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

R6 CLASS
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Mid-Cap Value Fund - R6 Class
Small Cap Value Fund - R6 Class

ULTRA CLASS
GLG Total Return Fund - Ultra Class
Grosvenor Long/Short Fund - Ultra Class
Numeric Integrated Alpha Fund - Ultra Class(1)
TwentyFour Strategic Income Fund - Ultra Class

INSTITUTIONAL CLASS
Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
AHL TargetRisk Fund - Inst. Class(2)
Alpha Quant Core Fund - Inst. Class
Alpha Quant Dividend Fund - Inst. Class
Alpha Quant Quality Fund - Inst. Class
Alpha Quant Value Fund - Inst. Class
ARK Transformational Innovation Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Continuous Capital Emerging Markets Fund - Inst. Class(3)
Crescent Short Duration High Income Fund - Inst. Class
Frontier Markets Income Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
Grosvenor Long/Short Fund - Inst. Class
International Equity Fund - Inst. Class
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SCHEDULE A

Effective: November 16, 2018

INSTITUTIONAL CLASS (cont)
Ionic Strategic Arbitrage Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
Numeric Integrated Alpha Fund - Inst. Class(1)
SGA Global Growth Fund – Inst. Class
Shapiro Equity Opportunities Fund – Inst. Class
Shapiro SMID Cap Equity Fund – Inst. Class
SiM High Yield Opportunities Fund – Inst. Class
Small Cap Value Fund – Inst. Class
Sound Point Floating Rate Income Fund – Inst. Class
Stephens Mid-Cap Growth Fund – Inst. Class
Stephens Small Cap Growth Fund – Inst. Class
The London Company Income Equity Fund – Inst. Class
Tocqueville International Value Fund – Inst. Class(4)
TwentyFour Strategic Income Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

INVESTOR CLASS
Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class(2)
Alpha Quant Core Fund - Investor Class
Alpha Quant Dividend Fund - Investor Class
Alpha Quant Quality Fund - Investor Class
Alpha Quant Value Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Continuous Capital Emerging Markets Fund - Investor Class(3)
Crescent Short Duration High Income Fund - Investor Class
Frontier Markets Income Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Return Fund - Investor Class
Grosvenor Long/Short Fund - Investor Class
International Equity Fund - Investor Class
Ionic Strategic Arbitrage Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Numeric Integrated Alpha Fund - Investor Class(1)
SGA Global Growth Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
4

SCHEDULE A

Effective: November 16, 2018

INVESTOR CLASS (cont)
Sound Point Floating Rate Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Tocqueville International Value Fund - Investor Class(4)
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

Y CLASS
Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
AHL TargetRisk Fund - Y Class(2)
Alpha Quant Core Fund - Y Class
Alpha Quant Dividend Fund - Y Class
Alpha Quant Quality Fund - Y Class
Alpha Quant Value Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Continuous Capital Emerging Markets Fund - Y Class(3)
Crescent Short Duration High Income Fund - Y Class
Frontier Markets Income Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
Grosvenor Long/Short Fund - Y Class
International Equity Fund - Y Class
Ionic Strategic Arbitrage Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Numeric Integrated Alpha Fund - Y Class(1)
SGA Global Growth Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Tocqueville International Value Fund - Y Class(4)
TwentyFour Strategic Income Fund - Y Class
Zebra Small Cap Equity Fund - Y Class
5

SCHEDULE A

Effective: November 16, 2018

SP CLASS
Sound Point Floating Rate Income Fund - SP Class

AMERICAN BEACON SELECT FUNDS:

U.S. Government Money Market Select Fund

AMERICAN BEACON INSTITUTIONAL FUNDS:

American Beacon Diversified Fund

(1)	Liquidation expected on or about December 10, 2018
(2)	Launch expected on or about December 31, 2018
(3)	Launch expected on or about December 17, 2018
(4)	Launch expected on or about January 18, 2019
6